ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued payroll and welfare	$ 62,311	$ 56,989
Accounts payable	22,075	0
Advance from customers	80,000	0
Payables for professional fees	69,552	157,643
Income taxes payable	2,294	0
Other taxes payable	258	3,635
Other		170
Total accrued expenses and other current liabilities	$ 236,490	$ 218,437